Item 77 C-5 -- Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Regions Limited Maturity Government Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), was held on June 15, 1999. The following items, which are required to be reported under this Item 77C, were approved as follows:

AGENDA ITEM 1: To elect Trustees.*

				SHARES VOTED	     SHARES WITHHELD
				    FOR		       AUTHORITY
________________________________________________________________________
Thomas G. Bigley		9,863,419		6,475
Nicholas P. Constantakis	9,863,419		6,475
John F. Cunningham		9,863,419		6,475
J. Christopher Donahue		9,863,419		6,475
Charles F. Mansfield, Jr.	9,863,419		6,475
John E. Murray, Jr.		9,863,419		6,475
John S. Walsh			9,863,419		6,475

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,854,727	    6,475	   8,692	   -

AGENDA ITEM 3: To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,854,647	   6,475	   8,772	   0





*The following Trustees of the Fund continued their terms as Trustees of the Fund:
John F. Donahue, John T. Conroy, William J. Copeland, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Edward C. Gonzales, Peter E. Madden, Wesley W. Posvar, Marjorie P. Smuts



(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES	         BROKER
      FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,857,901	   6,475	  5,518		   0

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES	  	 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,864,376	     0	          5,518	           0

(d) To amend the Fund's fundamental investment policy regarding investments in commodities.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,857,901	    6,475	  5,518	           0

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,856,570	     0	          13,324	   0

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,857,901	    6,475	  5,518	           0

(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	  AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,857,901	    6,475	  5,518		   0


(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,857,901	   6,475	  5,518	           0

 (i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
_______________________________________________________________________
9,864,376	     0	          5,518	 	   0

AGENDA ITEM 4: To eliminate the Fund's fundamental investment policy on selling securities short.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES	         BROKER
     FOR	  AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,857,901	   6,475	  5,518	           0

AGENDA ITEM 5: To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
9,857,901	    6,475	   5,518	   0

The Definitive Proxy Statement for the Special Meeting held on June 15, 1999, was filed with the Securities and Exchange Commission on May 7, 1999, and is incorporated by reference. (File No. 811-6511)